              ------------------------------------------------



                          ADOPTION AGREEMENT TO THE
                           ST. JOSEPH CAPITAL BANK
                                 401(k) PLAN



              ------------------------------------------------





                             [CROWE CHIZEK LOGO]
                                CROWE CHIZEK

                     VOLUME SUBMITTER ADOPTION AGREEMENT

      SALARY REDUCTION/401(K) PROFIT SHARING RETIREMENT PLAN AND TRUST




                        PLAN
                      ---------
                       SECTION
                      ---------
    INSTRUCTIONS      REFERENCE                 PLAN PROVISION
--------------------  ---------  ---------------------------------------------
1A. Insert the name
to be used in the                1. A. Name of the Plan
title of the Plan.      1.39           The name of the Plan is St.
                                       Joseph Capital Bank 401(k) Plan.

B. Insert the                       B. The Plan number is 001.
three-digit number
used to identify
the Plan.

2A. Fill in the                  2. Sponsor
exact legal name of
the Sponsor.  If
the Sponsor is a                    A. The Sponsor is St. Joseph
proprietorship,                        Capital Bank.
fill in the name of
the individual.         1.46        B. The address of the Sponsor is:
                                       2015 Western Ave #124
                                       South Bend, IN 46629

                                    C. The telephone number of the Sponsor is
                                       219-283-0773.

                                    D. The Employer Identification Number of the
                                       Sponsor is 35-1977746.

                                    E. The Nature of the Sponsor's business is
                                       Banking.

                                    F. The Sponsor's fiscal year is the 12-month
                                       period ending on December 31.

                                    G. The Sponsor is
                                       (1) /x/ a C corporation
                                       (2)     an S corporation
                                       (3)     a partnership
                                       (4)     a proprietorship



3A. Insert the                   3. Effective Date
effective date of
the Plan.               1.13
(Generally the
 effective

                                       1.


    date should be the           A. The Effective Date of the Plan is
    first day of the                September 1, 1996.
    first plan year
    beginning after
    December 31, 1988.)


B. Insert the effective
   date of the earliest
   predecessor of the
   Plan, if any.  If
   there is no
   predecessor, insert           B. The original effective date of the Plan is
   "N/A".                           ________ .

4. Insert the name,      1.49    4. Trustee
   address and
   telephone number of              A. The Trustee is Indiana Trust &
   the Trustee.                        Investment Management Company.

                                    B. The address of the Trustee is:
                                       3930 Edison Lakes Parkway
                                       Mishawaka, IN  46545.

                                    C. The telephone number of the Trustee is
                                       (219) 271-0374.

5. Choose A, B or C.    1.41     5. The Plan Year is the twelve consecutive
 If you choose                      month period (or shorter period in the event
C, fill in the                      of a change in the Plan Year) ending on --
applicable month
and day.
                                    A. /X/  The last day of the Sponsor's
                                            fiscal year.
                                    B. /X/  December 31

                                    C. /X/  Other:_______.

                        1.07     6. Compensation:  For the purpose of
                                    allocating Employer Contributions to a
                                    Participant's Individual Account, the
                                    definition of Compensation shall be modified as follows:


6A. Choose as many                A. Compensation is modified as follows:
of the modifications
as you desire.  If you               (1) / / Compensation shall not exceed ____.
choose  (1), complete
the blank. If you                    (2) / / Compensation excludes:
choose (2), select (a),
(b) or (c) or any                        (a) / / bonuses
combination.
                                         (b) / / all commissions

                                         (c) / / overtime pay




                                       2.

B. Choose (1) or (2).            B. Compensation includes Compensation --

                                    (1) / / For the whole Plan Year whether or
                                            not the Employee is a Participant
                                            for the whole year.

                                    (2) /x/ Only for that part of the Plan Year
                                            during which the Employee is a
                                            Participant.

C. Choose (1) or (2).            C. Compensation shall include contributions
                                    made pursuant to a salary reduction
                                    agreement which are not includable in the gross income of the Employee under Sections 125, 402(a)(8), 402(h), or 403(b) of the
                                    Internal Revenue Code.

                                    (1) /x/ Yes

                                    (2) / / No

7. Choose A or B.     1.16    7. Employee - The term Employee includes a
                                 Leased Employee of the Employer.

                                 A. / / Yes

                                 B. /x/ No

8. Choose A or B.     1.11    8. Early Retirement Age
   If you choose B,
   select the                    A. / / There is no Early Retirement Age.
   appropriate
   requirement and               B. /x/ There is an Early Retirement Age, and it
   complete its                     requires one of  the following:
   blanks.
                                    (1) /x/ Age 55.

                                    (2) / / Age __ and __ Years of Service.

                                    (3) / / Other:_____.

9. Choose A, B or C.  1.36    9. Normal Retirement Age

                                 A. /x/ Age 65.

                                 B. / / Age __ and __ Years of Service.

                                 C. / / Other:_____.




                                       3.

10. If you do not       1.10    10. Disabled
    want to
    automatically                   A. / / The Plan makes no special provision for
    provide a                              Disabled Participants.
    fully-vested
    benefit to a                    B. /X/ The Plan makes special provision for
    Disabled                               Disabled Participants.  A Participant is
    Participant, check                     Disabled if he is determined by the Plan
    A, and Disabled                        Administrator to meet one or more of the
    Participants will                      following requirements:
    be treated as any
    other terminated                   (1) /X/The Participant is receiving disability
    Participant.  If                          benefits under the Social Security Act as
    you want to                               the result of total and permanent
    automatically                             disability.
    provide a
    fully-vested                       (2) /X/The Participant is receiving benefits
    benefit to a                              under a disability income plan maintained by
    Disabled                                  the Employer as a result of total and
    Participant, choose                       permanent disability.
    B.  If you choose
    B, select (1), (2),                (3) /X/The Participant is determined by a
     (3), (4) or any                          physician chosen by the Plan Administrator
    combination.  If                          to be totally and permanently disabled.
    you select (4),
    complete the blank.                (4) / / Other: _________.

                                COUNTING SERVICE

11. Choose A or B.      1.54    11. How Years of Service Will be Determined
    If you choose A,
    Service is based on             A. /X/Completed Hours of Service Method
    actual time spent
    at work (or paid).              B. / /Elapsed Time Method
    If you choose B,
    Employees receive
    credit whenever
    they are on the
    payroll, regardless
    of the actual
    amount of service
    performed.

12. Complete this       1.08    12. Computation Periods
    Section if you
    count Hours of                  A. Eligibility Computation Period
    Service under the
    Completed Hours of
    Service method.

A. Choose (1) or                       The Computation Period for determining
   (2).  If you choose                 when an Employee becomes an Eligible
   (2), then you                       Employee begins on the Employee's
   eliminate multiple                  Employment Date.  Subsequent Computation
   Computation Periods                 Periods shall begin --
   after the first
   Computation

                                       4.

Period,
but Employees can
accumulate 2 Years          (1) On the anniversary of the Employment
of Service for              Date.
eligibility                 (2) /x/ On the first day of the Plan Year,
purposes without                    starting with the Plan Year that includes
the necessity of                    the first anniversary of the Employment
working 24 months.                  Date.

                         B. Vesting Computation Period
                            The Computation Period that will be used
B. Choose (1) or            to determine Years of Service for vesting
(2).  If you choose         purposes begins --
(1), each Employee          (1)     On an Employee's Employment Date and
has an individual                   anniversaries of that date.
Computation Period.         (2) /x/ On the first day of the Plan Year.

                      ELIGIBILITY TO BECOME A PARTICIPANT


13. Choose A or B.        1.15  13. Eligible Employee
                             (1)  A. An Eligible Employee is:
                                     (1) Any Employee of the Employer.

                             (2) /x/ An Employee of the Employer who
                                     meets all of the requirements checked
                                     in (B) and all of the requirements
                                     checked in (C).
13B. Do not select an
Age requirement older
than 21.

Effect on Entry Date:
If you choose anything          B. Age and Service Requirements
other than Age 20-1/2           (1) /x/ Age 21.
or younger and/or 6             (2)     Year(s) of Service
months of service or            (3)     Month(s) of service (regardless
less, you must choose                   of the number of Hours of Service
at least two Entry                      performed)
Dates in Sec. 14.               (4) Other:__________________________.



                                C.  Employment Status Requirements


                                       5


 .

                                C. Employment Status Requirements

                                   (1) / / Paid on an hourly basis

                                   (2) / / Not paid on an hourly basis

                                   (3) / / Paid on a salaried basis

                                   (4) / / Not paid on a salaried basis

                                   (5) / / Represented for collective
                                           bargaining purposes by any bargaining
                                           unit for which retirement benefits
                                           have been the subject of good faith
                                           bargaining between any Employer and
                                           employee representatives

                                   (6) /X/ Not represented for collective
                                           bargaining purposes by any bargaining
                                           unit for which retirement benefits
                                           have been the subject of good faith
                                           bargaining between any Employer and
                                           employee representatives

(7) If you choose (7),             (7) / / Not covered under any other
    select either (a), (b)                 qualified --
    or both.
                                       (a) / / profit sharing plan to which any
                                               Employer contributes

                                       (b) / / pension plan to which any
                                               Employer contributes

                                   (8) / / Renders services at the following
                                           location or division or in the
                                           following positions:

14. Choose A, B, C, or D. 1.21  14. Entry Date

                                    A. / / The first day of the Plan Year
                                           coinciding with or immediately
                                           following the date on which an
                                           Employee becomes an Eligible
                                           Employee.



                                       6.

                                B. The first day of the Plan Year or
                                   the first day of the seventh month of
                                   the Plan Year which coincides with or
                                   immediately follows the date on which
                                   an Employee becomes an Eligible
                                   Employee.

                                C. /X/ The first day of the Plan Year
                                       nearest the date on which an Employee
                                       becomes an Eligible Employee.

                                D. / / Other: the later of the date an
                                       employee attains age 21 or the date
                                       of hire.


15A Choose (1), (2) or         3.02 15.   Employee Deferral Contributions
    (3).  If you chose (1),          A.   A Participant may elect to make
    fill in the maximum                   Employee Deferral Contributions to
    percentage (not                       the Plan as follows:
    exceeding 25%).  If you
    choose (2), fill in a                 (1)  /x/ Up to 15% of the Members's
    dollar amount (not                             Compensation.
    exceeding the limit
    imposed by Section                    (2)  Up to $ per Plan Year.
    402(g) of the Internal
    Revenue Code).  Note:                 (3)  Up to the maximum amount
    Even if you do not                         permitted under the Plan.
    choose (3), Before-Tax
    Contributions are still
    subject to the limits
    contained in the Plan.

B.  Specify the Election       1.14  B. Election Period means
    Period to which a
    Participant's election              (1) /X/ The Plan Year
    of Employee Deferral
    Contribution applies.               (2) The 3 month period beginning on
    If you choose (2) or                    the first day of each calendar
    (3), complete the                       quarter.
    blanks.
                                        (3) Other:


                EMPLOYER NON-ELECTIVE AND MATCHING CONTRIBUTIONS

16. A. and B.  Choose one of   7.01  16. Vesting
    the schedules listed in
    (1) through (7).  If you          A.    Non-elective Employer
    required more than 1 Year               Contributions:  The following
    of Service to                           vesting schedule applies to the
    participate, you must                   Account attributable to
    choose (1) or (2).  If                  Non-Elective
    you choose (7), complete
    the schedule using the
    percentages not less
    generous than (5) or (6).
















                                       7.

                                                   Percentage Vested


                               Years of Service    (1)    (2)    (3)     (4)   (5)     (6)     (7)
                                                   / /    / /    /X /    / /    / /     / /    / /

                                  Less than 1      100%   0       0      0       0       0      ___%
                                       1                  0       0      0       0       0      ___%
                                       2                100%      0     20       0       0      ___%
                                       3                        100%    40      20       0      ___%
                                       4                                60      40       0      ___%
                                       5                                80      60     100%     ___%
                                       6                               100%     80              ___%
                                   7 OR MORE                                   100%             ___%

                                                   B. Matching Contributions:  The following
                                                      vesting schedule applies to the portion of a
                                                      Participant's Individual Account
                                                      attributable to Matching Contributions.




                                                   Percentage Vested


                               Years of Service    (1)    (2)    (3)     (4)   (5)     (6)     (7)
                                                   / /    / /    /X /    / /    / /     / /    / /

                                  Less than 1      100%   0       0       0      0       0     ___%
                                       1                  0       0       0      0       0     ___%
                                       2                100%      0      20      0       0     ___%
                                       3                        100%     40     20       0     ___%
                                       4                                 60     40       0     ___%
                                       5                                 80     60     100%    ___%
                                       6                                100%    80             ___%
                                   7 OR MORE                                   100%            ___%





16C. Choose (1) or (2).                     C. In determining a Participant's
                                               nonforfeitable Individual
                                               Account balance, Years of
                                               Service prior to the existence of
                                               the Plan shall be disregarded.

                                               (1) / / Yes

                                               (2) /X/ No.


17. Choose either A or B.  If you          17. The following vesting schedule
    choose A, complete the blank with          applies to the Plan for any
    the appropriate number of Years            Plan Year in which it is
    of Service; this may not exceed            a Top-Heavy Plan:
    3.  If you choose
                                               A. /X/ 100% vesting after 3
                                                      (not to exceed 3)
                                                      Years of Services.






                                       8.


    B. complete all                                          B. / / ___ % (not less than 20%) vesting after 2
    of the blanks with the                                          Years of Service.
    appropriate percentages; do not
    exceed the percentages indicated.                               ___% (not less than 40%) vesting after 3
                                                                    Years of Service.

                                                                    ___% (not less than 60%) vesting after 4
                                                                    Years of Service.

                                                                    ___% (not less than 80%) vesting after 5
                                                                    Years of Service.

                                                                    ___% vesting after 6 Years of Service.

18. Choose A or B.  If you choose              3.04      18. Matching Contributions
    A, go to 19.
                                                             A. / / The Plan does not provide for Matching
                                                                     Contributions (go to 19).




    If you choose B, choose a formula                        B. /X/ The Plan permits Matching Contributions.
    in (1), (2) or (3).  If you                                     The Matching Employer Contribution is:
    choose (2), specify the
    percentage of Employee Deferral                                 (1) /X/ An amount determined by the Employer.
    Contributions which will be
    matched.  If you choose (3),                                    (2) / / ___% of the sum of the employee Deferral
    specify the percentages and                                         Contributions made for Participants during
    amounts of the Employee Deferral                                    the Plan Year.
    Contributions which will be
    matched.                                                        (3) / / ___% of the sum of the first ___% of
                                                                        Compensation contributed by each Participant
                                                                        as an Employee Deferral Contribution for the
                                                                        Plan Year, plus ___% of the next ___% of
                                                                        Compensation contributed by each Participant
                                                                        as an Employee Deferral Contribution for the
                                                                        Plan Year.

C.  If you choose B, also choose                             C. In applying the formula described in B
    (1), (2) or (3) (you may choose                             for a Plan Year, the following Employee
    both (2) and (3) as applicable).                            Deferral Contributions made for the Plan
    If you choose (3), fill in the                              Year shall be considered:
    percentage.
                                                                (1) / / All Employee Deferral Contributions.

                                                                (2) / / All Employee Deferral Contributions not
                                                                        withdrawn or distributed during the Plan
                                                                        Year.



                                      9.

                                          (3)  /X/ All Employee Deferral
                                                   Contributions which do not
                                                   exceed 6% of the contributing
                                                   Participant's Compensation.

D. If you choose B, Choose (1),       D.  Matching Contributions will be
   (2), (3) or (4).  If you choose        allocated to the following
   (3) or (4), specify the Hours of       Participants
   Service necessary (not to exceed
   1000) to receive an allocation of      (1) / / Each Participant who made
   Matching Contributions for the                 Employee Deferral
   Plan Year.  In addition, you may               Contributions for the Plan
   also choose (5), if applicable.                Year.

                                          (2) / / Each Participant described in
                                                  (1) who is in the service of
                                                  the Employer on the last day
                                                  of the Plan Year.

                                          (3) / / Each Participant described in
                                                  (1) who earned __  or more
                                                  Hours of Service during the
                                                  Plan Year.

                                          (4) /X/ Each Participant described in
                                                  (1) who is in the service of
                                                  the Employer on the last day
                                                  of the Plan Year and who
                                                  completes 1,000 or more Hours
                                                  of Service during the Plan
                                                  Year.

                                          (5) /X/ Each Participant described in
                                                  (1) who dies, retires or
                                                  becomes disabled during the
                                                  Plan Year.

19. Complete A and       3.03     19. Non-elective Employer Contributions
    if applicable, B,
    C and D.                          A. The Plan provides for Non-elective
                                         Employer Contributions

                                         (1) / / No (go to 26)

                                         (2) /X/ Yes (go to B)

                                      B. Participants for Whom Non-Elective
                                         employer Contributions are Made

(1) Choose (a), (b) or                   (1) /X/ Basic Rules
    (c).  If you choose (b)
    or (c), insert the number                Non-Elective Employer
    of Hours of Service that                 Contributions will be made
    must be completed (not                   for these Participants:
    more than 1000).



                                      10.

                                          (a) / / Each Participant who is in the
                                                  service of the Employer on the
                                                  last day of the Plan Year.

                                          (b) /X/ Each Participant who is in the
                                                  service of the Employer on the
                                                  last day of the Plan Year and
                                                  who completed  Hours of
                                                  Service during the Plan Year.

                                          (c) / / Each Participant who completed
                                                  Hours of Service during the
                                                  Plan Year.

(2)  If you wish to make              (2) Non-elective Employer Contributions
     Non-elective Employer                will also be made for each Participant
     Contributions for                    whose service ended before the last
     Participants described in            day of the Plan Year  because of
     (a) and/or (b), then                 death, disability or retirement.
     check the appropriate
     box.                                 (a) /X/ Yes

                                          (b) / / No

19C. Choose a formula based           C. Non-elective Employer Contribution
     on Net Profit in (1), a             Formulas
     discretionary formula in
     (2), or choose (3) and              The Non-elective Employer
     design your own formula.            Contribution for each
                                         Plan Year is:

(1)  Choose (a) or (b);                   (1) / / Net Profit Formula: an
     complete any blanks.                         amount, not more than Net
                                                  Profit, equal to $_____.

                                                  (a) / / ___% of the Employer's
                                                      current Net Profit for the
                                                      Plan Year.

                                                  (b) of the Employer's current
                                                      Net Profit for the Plan
                                                      Year above $____.

                                          (2) /X/ Discretionary Formula.  The
                                              amount determined by the Employer.

                                          (3) / / Other: ____.

19D Choose a formula based on          D. Allocation Formulas
    Compensation in (1) or
    choose (2) and design                 As of the last day of the Plan Year,
    your own formula.                     the Non-elective Employer Contribution
                                          for the Plan Year



                                      11.



                                                       is allocated among the Individual Accounts
                                                       of the Participants described in A
                                                       in this amount:

(1) If Non-elective Employer                           (1) Proportion Based on Compensation
    Contributions will be integrated
    with Social Security, choose (b).                  (a) / / Compensation ( not Integrated) A
                                                               fraction of the Non-elective Employer
                                                               Contribution based upon the Participant's
                                                               total Compensation.

(b) Choose (i), (ii) or (iii) and                      (b) /x/ Compensation (Integrated) Choose the
    fill in the applicable percentage                          Plan's integration level
    or dollar amount.  (May not
    exceed the Taxable Wage Base).                         (i) /x/  the Taxable Wage Base

                                                          (ii) / /  ___% (not more than 100%) of the Taxable
                                                                    Wage Base

                                                         (iii) / /  Compensation in excess of
                                                                    $ ______ or the Taxable
                                                                    Wage Base, whichever is less

20. Choose A,B,C or D.  (Choose D     3.09     20.   Forfeitures
    only if all Individual Accounts
    are 100% vested at all times.)                   Forfeitures will be:

                                                     A.  / /    Allocated among Participants' Individual
                                                                Accounts in the same way as an Non-Elective
                                                                 Employer Contribution

                                                     B.  /x/    Applied to reduce Non-Elective Employer
                                                                Contributions

                                                     C.  / /    Allocated among the Individual accounts
                                                                of the Participants in proportion to their
                                                                Compensation

                                                     D.  / /    Not applicable



21. Choose A or B.  If you choose     3.02     21.   Hardship Distributions
    B, complete (1) and  (2).
                                                     Hardship distributions of Employee Deferral
                                                     Contributions:

                                                     A.  / / Are not permitted

                                                     B.  /x/ Are permitted


                                      12.

(1) Choose (a) or  (b).               (1) The determination of eligibility for a
                                          distribution shall be based

                                          (a) /X/ only on the safe harbor
                                                  condition specified in Section
                                                  3.2(h).

                                          (b) / / on the safe harbor conditions
                                                  specified in 3.2(h), or on the
                                                  Plan Administrator's
                                                  determination that a hardship
                                                  exists.

(2) Choose (a) or (b).  If            (2) A distribution based on hardship must
    you choose (a), complete              be at least equal to:
    the dollar amount.
                                          (a) / / the lesser of $ ____ or 100%
                                                  of a Participant's Individual
                                                  Account attributable to
                                                  Employee Deferral
                                                  Contributions.

                                          (b) /X/ there is no minimum
                                                  distribution amount.

22. Choose A or B.  If you   Article X  22. Loans
    choose A, complete the
    applicable portions of                  A /X/ Loans are permitted as
    Appendix A.                                   provided in Article X
                                                  of the Plan and the loan
                                                  policies set forth on
                                                  Appendix A.

                                            B / / Loans are not permitted.

23. Fill in the applicable    1.51      23. Extra Valuation Dates
    date(s).
                                            In addition to the last day of each
                                            Plan Year and any other dates the
                                            Plan Administrator designates, each
                                            of the following shall be a
                                            Valuation Date: _____.

24. Choose A or B.            5.01      24. When Benefit Payments begin for
                                            Disabled Participants

                                            Benefits payable to a Disabled
                                            Participant will begin as soon as
                                            practicable after the first day of
                                            the month following:

                                            A. / / The date the Participant
                                                   becomes a Disabled
                                                   Participant.


                                      13.

                                        (a) / / C Corporation
                                        (b) / / S Corporation

                                    (2) / / a Partnership
                                    (3) / / a Sole Proprietorship

                                    The Effective Date of this Adoption
                                    Agreement and the Plan and Trust Agreement
                                    (Plan) with respect to this entity shall be

                                    -----

                                    If the Plan is a restatement, the original
                                    Effective Date with respect to this entity was

                                    ----

                                    B. Name of entity

                                       ----

                                       Address of entity

                                       ----
                                       ----
                                       ----

                                       Telephone (area code)
                                       (  )     -
                                       ---------------------

                                       Employer Identification Number

                                       -------

                                       Fiscal Year Ends on the last day of

                                       ------- each year.

                                       Nature of business

                                       ----

                                       Form of Organization

                                       (1) / / Corporation
                                           (a) / / C Corporation
                                           (b) / / S Corporation

                                       (2) / / a Partnership
                                           / / a Sole Proprietorship

                                       The Effective Date of this Adoption
                                       Agreement



                                       15.

                      and the Plan and Trust Agreement
                      (Plan) with respect to this entity
                      shall be.
                      ---

                      If the Plan is a restatement, the
                      original Effective Date with respect
                      to this entity was.

                      ---

               Note: If necessary, attach pages with the above information for any additional entities adopting the Plan.





                                      16.

                                    ADOPTION

By executing this Adoption Agreement, the Sponsor hereby establishes a salary reduction 401(k) profit sharing retirement plan and trust, and the Sponsor and each adopting Employer, now certify to the Trustee that it has secured legal and tax advice as to the effect of this Adoption Agreement and the Plan and Trust.

The Sponsor and each adopting Employer understand an application for a determination letter approving this Adoption Agreement and the Plan and Trust must be submitted to the appropriate District Director of the Internal Revenue Service.




                                      17.

                               SIGNATURE AND DATE

The Sponsor hereby agrees to be bound by all the terms and conditions of the Adoption Agreement and the Plan and Trust this 2 day of August, 1996.



             By:
                ------------------------------------------------------------
                     (Signature of Sponsor's Authorized Representative)

             Title:     Chairman and CEO
                   ---------------------------------------------------------


The Trustee hereby accepts the Adoption Agreement and the Plan and Trust and agrees to act as Trustee this 29 day of August, 1996.



             By:        David O. Hosinski
                ------------------------------------------------------------

             Title:     President
                   ---------------------------------------------------------



If additional adopting Employers are named in Section 26 such Employers agree to be bound by all the terms and conditions of the Adoption Agreement and the Plan and Trust, as evidenced by the signatures of such Employers' authorized representative(s) below:



             By:
                ------------------------------------------------------------

             Title:
                   ---------------------------------------------------------

             Date:
                  ----------------------------------------------------------





             By:
                ------------------------------------------------------------

             Title:
                   ---------------------------------------------------------

             Date:
                  ----------------------------------------------------------





                                      18.

                                   APPENDIX A
                            SPECIFIC LOAN PROVISIONS

The following provisions shall supplement or modify the provisions governing Participant loans in Article X of the Plan (attach additional pages, if necessary). To the extent not modified by this Appendix A, and to the extent any of the following items are left blank, the provisions of Article X shall continue to govern Participant loans. (Item 1 must be completed. Items 2 through 8 need to be completed only if the employer desires to supplement or modify provisions contained in Article X of the Plan.)

 1. Person or positions authorized to administer the Participant loan program:

      ______________________________________________________________________

 2.   Procedures for applying for loans:

      ______________________________________________________________________

      ______________________________________________________________________


 3.   Basis on which loans will be approved or denied:

      ______________________________________________________________________

      ______________________________________________________________________


 4. Limitations (if any) in addition to limits in Article X on the types and amounts of loans offered:

      A participant may only have one outstanding loan at any time. All loans must be repaid through payroll deduction. The portion of a participant's account balance invested in Employer Stock is not available for loan purposes.

 5.   Procedures for determining reasonable rate of interest:

      ______________________________________________________________________

      ______________________________________________________________________


 6. Types of collateral (in addition to the maximum 50% of the Participant vested Accrued Benefit) which may secure a participant loan:

      ______________________________________________________________________

      ______________________________________________________________________


 7.   Additional events constituting default:

      ______________________________________________________________________


 8. Additional steps that will be taken to preserve plan assets in the event of such default:

      ______________________________________________________________________

      ______________________________________________________________________





                                     19.